Exhibit 10.4

Execution Version

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NCD Meloxicam IV (30mg/ml)

PRODUCT AGREEMENT

(Includes Schedules A to D)

PRODUCT AGREEMENT

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated July 14th, 2017 between Patheon UK Limited and Recro Ireland Limited (the “Master Agreement”), and is entered into July 14th, 2017 (the “Effective Date”), between Patheon UK Limited, a corporation existing under the laws of England, having a principal place of business at Kingfisher Drive, Covingham, Swindon, SN3 5BZ, England (“Patheon”) and Recro Ireland Limited a private limited company incorporated in Ireland with registered number 562027, having its registered office at 25/28 North Wall, Dublin 1, (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement.  All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.	Product List and Specifications (See Schedule A attached hereto)
2.	Minimum Order Quantity, Annual Volume, and Price (See Schedule B attached hereto)
3.	Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)
4.	Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto)
5.	Yearly Forecasted Volume: (insert for sterile products if applicable under Section 4.2.1 of the Master Agreement)
Product	[***]
	[***]	[***]	[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]

6.	Territory: USA and EU
7.	Manufacturing Site: Patheon Italia Monza Site Viale GB Stucchi 110, I-20900 Monza Italy.

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8.	Inflation Index: pursuant to Section 4.2(a) of the Master Agreement, the inflation index is the [***]
9.	Currency: Euros
10.	Initial Set Exchange Rate: Not Applicable
11.	Initial Product Term: (per Section 8.1 of the Master Agreement) from the Effective Date until December 31, 2020
12.	Notices: (Section 13.9 of the Master Agreement)
13.	Other Modifications to the Master Agreement:

[***]

[***].  [***]

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON UK LIMITED

By:	/s/ Andrew Robinson
Name:	Andrew Robinson
Title:	Director
Date:	17 July 2017

RECRO IRELAND LIMITED

By:	/s/ Brian Harrison
Name:	Brian Harrison
Title:	Director
Date:	14-July 2017

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SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

NCD Meloxicam IV (30mg/ml)

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement Client will give Patheon the copies of originally executed copies of the Specifications as approved by the applicable Regulatory Authority.  If the Specifications received are subsequently amended, then Client will give Patheon copies of the revised executed copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

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SCHEDULE B

MINIMUM ORDER QUANTITY (MOQ), ANNUAL VOLUME, AND PRICE

Process Validation Batches

Product	[***]	[***]	[***]
[***]
Meloxicam sterile liquid vials	[***]	[***]	[***]

* Excludes the cost of the secondary packaging conversion price which will be charged at the commercial supply price as presented in the table on Page 5.

Bulk Supply

Product	[***]	[***]	[***]	[***]	[***]
					[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Note: [***]

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Packaging Supply Pricing Only

Product	[***]	[***]	[***]	[***]
				[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]	[***]

* [***].

** [***].[***].[***].[***]

Annual Volumes

Product	[***]
	[***]	[***]	[***]	[***]	[***]
NCD Meloxicam IV (30mg/ml)	[***]	[***]	[***]	[***]	[***]

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Manufacturing Assumptions:

API – API (NCD Meloxicam Bulk Intermediate) will be stored under refrigerated conditions (2-8°C). In the case of capacity constraints Patheon may utilize a GMP approved sub-contract storage facility. In such a case, advance notification will be given to the client if the use of such storage will be necessary. Consideration will also be made of temperature controls, and shipping validation.

Batch size –Recro has confirmed that the maximum theoretical bulk batch size will be [***].

Manufacturing campaign – PV batches may not be produced in campaign. The Parties will meet and agree the appropriate protocols in this regard before the applicable manufacturing slots are reserved.

Product sterilization, filling process, and sealing – An aseptic filtration, filling and sealing process will be performed. Sterile filtration (0.22μm) of the solution will be performed prior to filling vials. Empty vials will be washed and depyrogenated using an in line washing and tunnel machine prior to filling vials.

Hold times – The process is carried out at room temperature. Only standard light protection is employed and no special precautions are required during formulation, filling, and inspection. During storage, brite stock will be wrapped in opaque black plastic.

Cleaning – Full cleaning occurs after each batch.

Visual inspection – 100% vials visual inspection is carried out by semiautomatic means.

Finished product storage – Finished product will be stored under controlled room temperature conditions – USP (15-30°C).

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Packaging Assumptions:

Primary packaging components:

Component	Specification
Vial	[***]
Stopper	[***]
Seal	[***]

Secondary packaging – To be definitively established- see above “Packaging Supply”

•

Secondary packaging – A single vial will be labelled and packaged in a pre-printed single carton with a patient information leaflet. Single cartons, or bundles of 10 cartons (bundled utilising cellophane wrap), will then be packed into tertiary containers and then into a bulk shipper.

•

Secondary packaging campaign - [***]. Packaging orders must be placed in multiples of [***]. A whole bulk batch will be packed off into a single Stock Keeping Unit (SKU). PV batches will not be packaged in campaign.

To be definitively established- see above “Packaging Supply”

Tertiary packaging – According to Patheon’s standard shipment preparations.

Testing Assumptions:

Patheon will only perform API ID testing.

QC test methods must be fully validated and robust at the time of manufacture.

Testing Requirements
In-Process Controls	Finished Product Testing
[***]	[***]
[***]

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Supply Chain Assumptions:

Patheon will procure components (excluding the preprinted cartons and inserts which will be furnished by Client free of charge) and excipients for the manufacture of Meloxicam sterile liquid vials from Patheon qualified suppliers. Should Client require Patheon to source any materials from specified suppliers, then these suppliers will remain under the quality audit control of Client unless an agreement is reached for Patheon to take on this responsibility.

Components and excipients will be supplied by Patheon in accordance with the specifications agreed. Patheon will issue formal Patheon specifications for each material.

Each lot of incoming components and excipients will be sampled and tested according to the agreed specifications.

The API will be provided free issue/released to Patheon by Client or its qualified supplier.

The API and all excipients used for the manufacture will be GMP grade and from TSE/BSE certified sources.

Finished product will be made available at Patheon’s proposed manufacturing site (supplied EXW according to Incoterms® 2010).

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The following cost items are included in the Price for the Products:

[***]

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The following cost items are not included in the Price for the Products:

[***]

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SCHEDULE C

ANNUAL STABILITY TESTING [and VALIDATION ACTIVITIES (if applicable)]

If applicable Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products.  This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing including the Price for the Product withdrawn for the stability testing. At the time of signing it is not envisaged that any stability testing will be performed by Patheon.  Patheon will ensure that the required number of samples are taken for Recro’s designated stability program. The samples will be made available at Patheon’s manufacturing site (EXW according to Incoterms® 2010).

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SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
NCD Meloxicam Bulk Intermediate	Alkermes

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
NCD Meloxicam IV (30mg/ml)	Meloxicam	[***]

MAXIMUM CREDIT VALUE

Patheon's liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement for any Product in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
NCD Meloxicam IV (30mg/ml)	[***]

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SCHEDULE E

QUALITY AGREEMENT

Either a copy, or a reference to the relevant Quality Agreement between the Client and Patheon Italy will be appended to this schedule once completed. For the avoidance of doubt, no product may be released for commercial sale until the Quality Agreement is signed by both parties.

[End of Product Agreement]

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